IN THE CIRCUIT COURT OF THE TWELFTH JUDICIAL CIRCUIT
                       IN AND FOR MANATEE COUNTY, FLORIDA

                              Case No.  CA 95-4278

STATE  OF  FLORIDA,
OFFICE  OF  THE  ATTORNEY  GENERAL,

     Plaintiff,

vs.

959  HALL  FOR  HIRE,  INC.,  a
Florida  corporation;
6323 14th STREET HALL FOR HIRE, INC., a Florida corporation; PATRICK SAVAGE;
and  AMERICAN  BINGO  &  GAMING,  a
foreign  corporation,

     Defendants.

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                             SETTLEMENT  AGREEMENT
                             ---------------------

     The Plaintiff, STATE OF FLORIDA, OFFICE OF THE ATTORNEY GENERAL, and the Defendants, 959 HALL FOR HIRE, INC., 6323 14th STREET HALL FOR HIRE, INC., and AMERICAN BINGO & GAMING CORP. (hereinafter "Defendants"), by and through their respective attorneys undersigned, hereby settle all claims in accordance with the following terms and conditions:

     1. The Defendants shall pay the sum of $30,000 to the Plaintiff within 30 days of the date of the sentencings in Case No. 95-2943(F)(B) and Case No. 95-2943(F)(C). (The Defendants, 959 Hall for Hire, Inc. and 6323 14th Street Hall for Hire, Inc., shall each contribute the sum of $15,000, as set forth in their plea agreements in the two criminal cases referenced above.)

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     2. The  Defendants  and all related  entities  and their  principals  shall permanently cease all involvement of any kind in any bingo or gambling related activities in the State of Florida. Within the same time frame set forth above, the Defendants shall transfer their interests in three purchase money notes with respect to the three Florida bingo halls located at 959 Pondella Road, North
Fort Myers; 6323 14th Street, Bradenton; and 1700 Tamiami Trail, Murdock; and the notes shall not be transferred to Philip Furtney, any member of the Pondella Enterprise, or any related businesses, affiliates, or associates; the notes shall not be transferred to any corporations or subsidiaries of the Defendants or the principals thereof; and the notes shall not be transferred at a profit over their face value.

     3. Within the same time frame set forth above, the Defendants shall amend any and all misleading statements made to the Securities and Exchange Commission regarding this case and the criminal cases referenced above. Such amendment shall be subject to approval by the Plaintiff, but such approval shall not be unreasonably withheld.

     4. Following the completion of the acts required in paragraphs 1 through 3 above, as well as the completion of all appellate proceedings in this case, the parties shall execute and exchange mutual general releases in favor of the other parties and their affiliates.

     5. Following the completion of the acts and events set forth in paragraphs 1 through 4 above, the Plaintiff shall file its dismissal of this case with prejudice, with each party to bear its own attorney's fees and costs.

     6. All terms and conditions of this agreement shall remain operative regardless of the outcome of appellate proceedings in this case.

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     7. This  agreement  shall not operate to abridge any party's  right to take the pending appellate proceedings to conclusion.

     8. The parties acknowledge and agree that this agreement constitutes the compromise of an existing dispute, and not an admission of liability or damages, or of the strength or weakness of any claims, defenses, or positions.

     9. The trial court shall retain jurisdiction to enforce the terms of this agreement.


/s/  Jacqueline  H.  Dowd            /s/  Robert  W.  Genzman
-------------------------            ------------------------
Jacqueline  H.  Dowd                 Robert  W.  Genzman,  Esquire
Assistant  Attorney  General         Florida  Bar  No.  339148
Office of the Attorney General       AKERMAN,  SENTERFITT  &  EIDSON,  P.A.
Department  of  Legal  Affairs       P.O.  Box  231
28 West Central Blvd., Suite 310     Orlando,  FL  32802-0231
Orlando,  FL  32801                  (407)  843-7860
Attorney  for  Plaintiff             Telecopier  (407)  843-6610
                                     Attorneys  for  Defendants,  959 HALL FOR
                                     HIRE, INC., 6323 14TH STREET HALL FOR
                                     HIRE, INC. and  AMERICAN  BINGO  &  GAMING
                                     CORPORATION

1/27/97                              1/27/97
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Date                                 Date

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